Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2023	Sep. 30, 2022
Revenues
Sales of goods	$ 0	$ 0	$ 0	$ 5
Total revenues	0	0	0	5
Operating expenses
Research and development	661	892	1,974	6,036
General and administrative	353	586	1,523	2,289
Marketing	0	0	0	0
Cost of sales	0	0	0	0
Total expenses	1,014	1,478	3,497	8,325
Loss from operations	(1,014)	(1,478)	(3,497)	(8,325)
Other Income/Expense
Other income				3,117
Operating lease and financial obligations	0	(3)	(3)	(13)
Interest income (cost)	22	10	33	16
Loss before income tax	(1,036)	(1,491)	(3,533)	(5,237)
Income tax provision (recovery)	0	0	0	0
Net loss	$ (1,036)	$ (1,491)	$ (3,533)	$ (5,237)
Net income(loss) per share Basic and dully diluted	$ (0.01)	$ (0.02)	$ (0.04)	$ (0.06)
Weighted average number of common shares outstanding	$ 92,156	$ 91,265	$ 91,653	$ 89,256